UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.

Palm Valley Capital Fund

Investor Class – PVCMX

SEMI-ANNUAL REPORT
June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.palmvalleyfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-224-7256 (PALM) or by sending an email request to invest@palmvalleycapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-224-7256 (PALM) or send an email request to invest@palmvalleycapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

PALM VALLEY CAPITAL FUND

INVESTMENT PERFORMANCE (%) as of June 30, 2020

	Total Return				Annualized Return
	Inception	Quarter	YTD	1 Year	Since Inception
Palm Valley Capital Fund	4/30/19	10.74%	11.62%	12.41%	11.18%
S&P Small Cap 600 Index		21.94%	-17.86%	-11.31%	-11.25%
Morningstar Small Cap Index		25.47%	-14.16%	-8.38%	-8.27%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be higher or lower than the performance quoted.  Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s gross expense ratio is 7.27% and the net expense ratio is 1.27%.  Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2021.

The More You Know
July 1, 2020

Dear Fellow Shareholders,

They say bull markets don’t die of old age.  Apparently, neither do they perish from worldwide respiratory pandemics that cause the worst global GDP decline since World War II.  In last quarter’s letter, we noted the end date of history’s longest bull run.  We’re issuing a retraction.  There was no bear market.  While stocks briefly fell more than the conventional 20% bear market threshold, there wasn’t real enduring pain for investors.  Equities never became broadly cheap.  At its March 23, 2020, trough, the S&P 500 had unwound over three years of gains but was still 43% above the prior bull market peak.  For the NASDAQ, the March bottom was 140% above its 2007 top from the prior market cycle.

The market’s rebound was almost as swift as its drop.  It took three months for the S&P to return to year-to-date gains in 2020.  The recovery period during the credit crisis was six years.  For the tech bubble, it was seven years.  Small cap stocks (Russell 2000 Index) surged almost 25% over 17 trading days in May and June—a near record only eclipsed by the late 2008 bear market rally.  The NASDAQ is at new highs, and its top five companies are up 24%

PALM VALLEY CAPITAL FUND

year-to-date on a capitalization-weighted basis (Amazon is +50%!).  Investors are embracing the economic reopening.  Road traffic is up.  Most restaurants and retailers are back in business.  Summer is here, and with it, a bullish fever.

But…continuing unemployment claims remain stubbornly high.  Corporate bankruptcies keep piling up.  Airport travel is still 75% below year ago levels.  And COVID-19 hasn’t gone away.  Daily case counts are skyrocketing in many states.  Here in Florida, we’re leading the pack.  They’re blaming the youth, who are getting sick but aren’t dying in large numbers.  Bars are closed again, per the governor’s office.  In our city, Jacksonville, restaurants are playing whack-a-mole as employees test positive for COVID: they shut down, “deep clean,” and reopen.  Many states and major cities now require face masks in public.  In Orlando, a mandatory mask city, it was 98 degrees yesterday.  Imagine wearing a mask for three straight days in July in the Florida sun at Disney World.  Coronavirus is a punch to the gut of Florida’s tourism sector.  When kids go back to school in August, watch out—germ central.

Unfortunately, deaths from COVID-19 have stopped falling in southern states.  Given the lag between cases and fatalities, we will all be watching closely over the next couple of weeks.  In any event, the chances of another national lockdown this year (ever?) are probably nil.  However, the continued rise in cases could prompt more vulnerable populations to self-isolate, which would carry economic implications.

The lockdown ushered in a new generation of speculators.  Sitting at home, bored out of their minds and with fresh stimulus funds, millions of Americans decided to open investment accounts.  They bought the dip and were quickly rewarded.  NASDAQ exchange trading volumes are near record levels, as is options trading activity.  More retail investors are piling into risky names than at any point since the tech bubble.  On Robinhood, the preferred trading platform for millennials, corporate bankruptcy announcements have been followed by a surge of buying from users looking for lottery tickets.  Dave Portnoy, the founder of Barstool Sports and now a day-trader, has become one of Twitter’s most colorful personalities with musings like, “I’ve figured out this market.  Just buy and hold everything that has letters.”

Thinking too hard about what makes a good investment has been a liability for over a decade.  Just BUY for heaven’s sake!  More so than ever before, powerful people see the stock market as an instrument to achieve their economic goals and a report card on their job performance.  After throwing the kitchen sink to arrest the market decline, and finally succeeding, Fed Chair Powell said on April 30th, “I think it’s been good to see markets working again.”  Working = going up.  A few weeks later, Powell said the Fed’s money printing didn’t raise financial stability or inflation concerns.  Then, he suggested that Fed policies “absolutely” did not lead to more income inequality.  He also dubiously claimed the Fed wasn’t monetizing the government’s debt, even though it’s consuming most new Treasury issuance.

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Last month, the Fed began buying large quantities of corporate bonds when the price of the investment grade index was near all-time highs.  It’s no wonder Fed policies are decried as socialism for the rich, with market losses backstopped by the public, while gains belong to private investors.  Is there any other institution on the planet that has done more to facilitate debt growth and wealth disparity?  History indicates there are limits to the Fed’s ability to print money.  Since the economy isn’t signaling that we’ve reached those boundaries yet, why upset the apple cart?  It’s been over 30 years since a Fed Chair showed real courage instead of kowtowing to the stock market.  This Fed certainly won’t be taking away the punch bowl.

Class warfare may be the catalyst that ultimately diminishes the Federal Reserve.  The bottom half of the U.S. population has about 1.5% of the country’s total net worth, while the top 1% owns over 30%.  Chairman Powell stated in June that the Fed would never withhold economic support because asset prices were too high, since it has a legal mandate to support maximum employment.  We doubt he’s that oblivious to the impact that the Fed’s asset bubbles have on employment volatility and everything else.  Moreover, according to their required financial disclosure forms, Powell and every other Federal Reserve board member is a multimillionaire with significant equity holdings.  The Fed Chair has between $10,000,000 and $33,000,000 invested in stocks and over $1,000,000 held in Russell 2000 ETFs alone!  We’d love to see Fed policy if board members were required to keep all of their savings in a bank account earning standard CD rates.

During the pandemic, the powers that be recognized their largesse could not be one-sided in favor of connected classes.  While there were plenty of handouts to large and small companies, including financially sound enterprises, politicians made sure to spread the wealth.  In April, the United States implemented its first helicopter money drop, with $1,200 stimulus checks mailed to every adult citizen making less than $75,000 per year.  Current unemployment benefits are also generous, since over half of workers are collecting more than they did on the job.  In light of the approaching election, we expect the handouts to continue.  Giving money to people who don’t own stocks and bonds is more inflationary for goods and services than cutting interest rates.  Therefore, if we get the V-shaped recovery investors have already priced in and the government maintains a blistering pace of spending, then inflation should be viewed as a growing risk.  If we don’t get the recovery, then even the cheerleaders will have a hard time justifying today’s stock prices.

For the three months ending June 30, 2020, the Palm Valley Capital Fund gained 10.74% versus a 21.94% increase for the S&P Small Cap 600 Index and a 25.47% increase for the Morningstar Small Cap Index.  As a result of rising prices and shrinking discounts, we sold or reduced our exposure to most positions in the Fund during the quarter.  We ended the second quarter with 72.5% held in cash equivalents, up from 52.0% as of March 31, 2020.  Over the period, our equity-only performance was 27.3%.

PALM VALLEY CAPITAL FUND

For the six months ending June 30, 2020, the Fund rose 11.62% compared to a 17.86% decline for the S&P Small Cap 600 and a loss of 14.16% for the Morningstar Small Cap Index.  Looking at equity-only returns, our Fund’s holdings fell 2.5% over the six-month period.  Therefore, the Fund’s favorable relative performance was due both to security selection and deploying capital after the market’s drawdown.

We acquired a small weight in one new name during Q2, Sensient Technologies (SXT), but it was sold quickly as it reached our valuation.  During the three-month period, we increased our weighting in two securities: Natural Gas Services (NGS) and silver.  Unlike most energy companies, Natural Gas Services generated free cash flow and added to its cash position last quarter.  We expect the company’s balance sheet to improve further based on our estimates of lower capital expenditures, rising lease revenues, and an upcoming tax refund.  Natural Gas Services remains at a meaningful discount to our calculated valuation and, in our opinion, has one of the strongest balance sheets in the energy service industry.

Q2 2020 Portfolio Activity

(in decreasing order of importance)

Sold	
Weis Mkts	WMK
Euronet Worldwide	EEFT
Healthcare Services Group	HCSG
Dick's Sporting Goods	DKS
Cass Information Systems	CASS
Alamos Gold	AGI
UniFirst	UNF
Sensient Technologies	SXT

Increased	
Natural Gas Services	NGS
Sprott Physical Silver Trust	PSLV

Reduced	
A-Mark Precious Metals	AMRK
Scholastic	SCHL
Benchmark Electronics	BHE
Bonanza Creek Energy	BCEI
Amdocs	DOX
Sykes Enterprises	SYKE
EZCORP	EZPW
Osisko Gold Royalties	OR
Carters	CRI
SP Plus	SP
Gencor Industries	GENC
Kelly Services	KELYA
Skechers USA	SKX

Silver is currently the Fund’s largest position.  We own the Sprott Physical Silver Trust (PSLV).  Some people question the logic of owning gold and silver, since they have no yield and you can’t really value them.  However, they are perfectly content doing that for profitless small caps!

The Fund did not lose money on any of its holdings during the period.  The top contributors to the Fund’s second quarter performance were A-Mark Precious Metals (AMRK), Weis Markets (WMK), and the Sprott Physical Silver Trust (PSLV).  All of these were larger positions.  A-Mark reported its most profitable quarter since going public, as the coronavirus caused citizens to race to the perceived safety of physical gold and silver, leading to a surge in precious metals premiums.  Weis Markets (WMK) reported its strongest comparable store sales in years (+12.8%), as stay-at-home orders shifted consumption from restaurants to grocery stores.  As far as silver, perhaps it went up due to the recovery in risk assets, or maybe it was due to the $3 trillion of new money printed by the Fed.  There are many different opinions about why precious metals react the way they do.  Given bulging debt and a universal willingness to print money, we think there’s a lot of gas left in silver’s tank.

In a world where knowledge of financial history has been a performance anchor and the idea of valuing a stock seems archaic, we will not waver from our investment discipline.  Some say you should invest according to the circumstances you have (Fed mania), not what you want (true capitalism).  We’ll leave the Fed-has-my-back trading strategy to others.  We don’t know when the house of cards will come tumbling down again, but we believe it’s unstable.

PALM VALLEY CAPITAL FUND

The premise of the Palm Valley Capital Fund is that valuations matter.  Maybe they haven’t been as much of a factor over the current cycle, but we are operating under the assumption that, at some point, valuations will reflect fundamentals.  Last quarter, we wrote to you that we wouldn’t invest as if the world was ending.  We also won’t blindly follow the stampeding herd back to historic valuation extremes.  Our investment philosophy is based on an absolute value strategy, and you can’t deliver that if you ignore mounting downside risks.  In our opinion, fundamentals have grown increasingly disconnected from prices in recent years (weeks!), but distortions in the system continue to build and the free ride won’t last forever.

One sign of how the Fed has warped capital markets is the growing percentage of unprofitable small caps.  This trend was evident long before first quarter earnings, so it is not due to the shutdown of the economy.  The proportion of money losing members of the Russell 2000 (42.7%) is twice the level from twenty years ago.

The lockdown and resulting recession have exacerbated losses for many small caps, so earnings over the next twelve months will be depressed.  More than half of the non-financial companies in the Russell 2000 Index posted losses for the last twelve months, and for most reporting firms this included only two weeks of a shutdown.  We are less convinced than the stock market that a rapid and complete economic recovery is in the cards, nevertheless, it will be important to normalize results for many companies that were affected by the shelter-in-place orders.

For some investors, “normalize” is code for “use all-time high earnings.”  They’ll assume the peak profitability experienced by cyclical companies pre-coronavirus is typical, even though it was a byproduct of a debt-fueled economy operating in the final stages of an economic expansion.  Still, we’ll play along.  If we ignore earnings for the latest quarter in order to extract any COVID-19 impact from results, and instead use EBIT for the last fiscal year (12/31 for most firms), the median EV/EBIT for the Russell 2000 is 51x.  Using actual trailing results, it’s 95x.  Small caps aren’t cheap, even when shown in more favorable lighting.

PALM VALLEY CAPITAL FUND

Going further, if we exclude the 46% of non-financial Russell 2000 members that registered negative operating profit over the past year, current valuations look about average for the last four years, which was generally a period of pervasive overvaluation, in our opinion.  If we perform the same exercise for the S&P 500, stripping out negative EBIT companies (basically, the energy sector), the median EV/EBIT multiple is at a peak.

Median EV/EBIT: Profitable Firms
21.0
19.0
17.0
15.0
13.0
11.0
9.0
7.0
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
S&P 500
Russell 2000
Source: Bloomberg, Positive EBIT; Palm Valley Capital Management

Wall Street analysts are currently forecasting a full earnings recovery for small caps by the fourth quarter of this year.  Given the continuing effects of the pandemic on the travel and entertainment sectors, among many others, it seems like a stretch to believe Q420 EPS will exceed Q419.

PALM VALLEY CAPITAL FUND

We can look past 2020, and even 2021, but small cap valuations don’t look appealing using two year forward estimates (2022).  The Russell 2000 is trading for 23x estimated 2022 EPS, while the higher quality S&P Small Cap 600 trades for 16x estimated 2022 EPS.  Combined long-term analyst earnings forecasts for small caps have not aged well.  Two year forward estimates have limited predictive ability for what small caps collectively deliver in two years.  Overzealous would be an understatement.

S&P Small Cap 600
2 Yr Forward EPS vs. Actual
$70
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
Estimated 2020
on 6/30/2018
Actual TTM
on 6/30/2020
Jul-07
Jul-08
Jul-09
Jul-10
Jul-11
Jul-12
Jul-13
Jul-14
Jul-15
Jul-16
Jul-17
Estimated EPS (Y+2)
Actual Diluted EPS (Y+2)
Source: Bloomberg

When evaluating aggregate statistics, we generally prefer Enterprise Value to EBIT (EV/EBIT) over Price to Earnings (P/E) charts because they better reflect the operations of businesses over time.  When corporate borrowing costs are suppressed, it’s easier to show earnings accretion by issuing debt to buy back stock or overpay for acquisitions.  As a result, many of today’s low P/E stocks have above-average financial risk.

We are also uncertain about the durability of corporate tax rates.  Corporate tax collections are down materially since the passage of tax reform.  Profitable domestically focused small caps received a windfall in 2018.  The federal government’s corporate tax receipts are at the same level from 2000.  As we noted in The Last Second Half Dance blog, tax rates could be vulnerable if political power changes in November.  The flames of class warfare are easily stoked by comparing corporate tax treatment to individuals.

You might agree with us that the earnings outlook alone doesn’t support a bullish case for stocks.  But interest rates are so low!  Surely, we should be capitalizing today’s cash flows at higher multiples than 10 or 20 years ago, right?  If you’re going to assume low discount rates last forever in your valuation models, you need to have intellectual honesty about our low growth rates too.  Real GDP can barely register at +2% as we spend far beyond our means.  For those looking to Japan

PALM VALLEY CAPITAL FUND

or Europe’s more extreme monetary and fiscal policies as potential catalysts for multiple expansion in the U.S., you may get more than you bargained for.  Despite the Japanese government owning nearly 80% of ETFs, the median EV/EBIT multiple of Japanese small caps is 11.6x versus an 18.4x median for the average profitable U.S. small cap.

The downside to focusing on EV/EBIT metrics to assess overall valuations is that you have to ignore the financial sector, since the balance sheets of those businesses are ingrained in their operations.  However, banks represent a significant proportion of small cap indexes, and particularly small cap value indexes (19% of Russell 2000 Value Index members).  Also, most banks make money, whereas large parts of other industries are consistently unprofitable.  In fact, the lower P/E ratios sported by many banks are a primary reason why small cap value screens as relatively cheap.  These domestic companies were leading beneficiaries of corporate tax reform and saw a 50% surge in profitability in 2018, largely due to lower tax rates.  Last year, the aggregate net income for seasoned banks in the Russell 2000 Index was 3x their profits from 2006!

Historically, we haven’t owned many banks because they usually trade over book value, and it’s difficult for us to have confidence in the quality of their loans.  Banks have benefited significantly from credit growth this cycle.  We shudder to think about what would be happening to bank loan performance without the Federal Reserve and Treasury backstopping businesses.  Even with government intervention, how will the deterioration in commercial real estate impact small cap banks, which have enjoyed a long period of low provisions for loan losses?

Small Cap Banks
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
2.00%
1.50%
1.00%
0.50%
0.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q120
Net Income (mil $)
Provision for Losses/Total Loans (RHS)
Source: Bloomberg; Net income reflects banks in Russell 2000 with data from 2000-2020

On June 1st, Jacksonville-based shopping center owner Regency Centers announced that it had only collected 58% of May rents.  Mall operator CBL & Associates defaulted on an interest payment in early June and revealed that it expected to collect less than 30% of May rents.  Simon Property and Brookfield are exploring a bankruptcy bid for J.C. Penney, one of their largest tenants, which seems like a desperate move to support occupancy levels.  While the reopening should result in more tenants paying rent, it will be

PALM VALLEY CAPITAL FUND

interesting to see how much lasting damage has occurred.  It took about six years for bank profitability to return to previous highs after the credit crisis.  Additionally, there may be structural changes underway for commercial real estate that were not present during the last downturn, such as a shift to remote workers.

If you watched NBC in the ‘90s you may recall The More You Know public service announcements where celebrities would give advice during brief commercial spots that ended with a cartoon shooting star.  Will Smith, the Fresh Prince, told us, “The more you know, the further you’ll go.”  Betty White said, “The more you read…the more you know…the better you do in school…the better you do in life…and that’s a promise!”

The old saw that knowledge is power hasn’t worked so well for value investors over the last decade.  If investing was a Monopoly game: Land on Chance and draw an MBA?  Pay $100,000 to the bank.  Check out The Intelligent Investor and Margin of Safety while on Reading Railroad?  Give 500 basis points of relative performance to growth investors.  Spend all your money buying hotels for Absolute Return Avenue?  Bankrupt!  Of course, those who fully participated in the latest central bank bubble would argue you’d have to be dense to fight the Fed.  Simple as that.  Just invest, lay back and float down the lazy river.  Never mind the waterfall somewhere off in the distance.

Before The More You Know campaign began, children of the ‘80s heard another PSA on TV from G.I. Joe: “Knowing is half the battle.”  That couldn’t be truer for investing.  Knowledge may get you halfway, but in the long run, you’ll need grit and emotional discipline too.  Especially now.  The long duration of this investment cycle is a testament to the faith of investors in central banks.  We all know that valuations can always drift further from fundamentals.  Nevertheless, when things make the least sense, we could be getting close to the end.  Over the last month, we’ve read about preteens ditching Fortnite to trade stocks, seen a bankrupt company try to raise equity, and laughed as a popular new day trader announced that the world’s most famous investor was washed up because he sold his airline stocks at a steep loss.  One quote attributed to Warren Buffett, which he borrowed from a 15th century Italian philosopher, seems apt when thinking about today’s investment opportunities:

“What the wise man does in the beginning, the fool does in the end.”

Where do you think we are in the current investment cycle?

PALM VALLEY CAPITAL FUND

Thank you for your investment.

Sincerely,

Eric Cinnamond Jayme Wiggins

Mutual fund investing involves risk.  Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

Before investing in the Palm Valley Capital Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. The Prospectus contains this and other important information and it may be obtained by calling 904-747-2345. Please read the Prospectus carefully before investing.

Past performance is no guarantee of future results.  Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.  Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

The S&P Small Cap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC.

Definitions:
Basis point: One hundredth of a percentage point.
Book value: Shareholders’ equity, or total assets minus total liabilities.
Capitalization-weighted: A method of measuring a group of companies where the weighting assigned to each is based on its market capitalization, so larger firms represent a greater share of the total.
Enterprise Value to EBIT (EV/EBIT): Enterprise value (EV) equals market cap plus total debt minus cash and equivalents. EBIT equals earnings before interest and taxes. EV/EBIT is a valuation metric.
ETF: An exchange traded fund is an investment fund that trades on stock exchanges, like stocks.
Free cash flow: Cash from operating activities minus capital expenditures.
GDP (Gross domestic product): The monetary value of all finished goods and services made within a country during a specific period.
NASDAQ: A market-capitalization weighted index of over 2,500 stocks on the NASDAQ stock exchange.
Price to earnings ratio (P/E): Stock price divided by earnings per share.
Russell 2000: The Russell 2000 Index is an American small-cap stock market index based on the market capitalizations of the bottom 2,000 companies in the Russell 3000 Index.
Russell 2000 Value Index: Measures the performance of Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
S&P 500: The Standard & Poor’s 500 is an American stock market index based on the market capitalizations of 500 large companies.

PALM VALLEY CAPITAL FUND

Expense Example (Unaudited)
June 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2020)	(1/1/2020)	(6/30/2020)	(1/1/2020 to 6/30/2020)
Investor Class
Actual(2)	1.25%	$1,000.00	$1,116.20	$6.58
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,018.65	$6.27

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 182/366 to reflect its six-month period.
(2)	Based on the actual returns for the period from January 1, 2020 through June 30, 2020, of 11.62% for the Investor Class.

PALM VALLEY CAPITAL FUND

Allocation of Portfolio(1) (Unaudited)
As of June 30, 2020
(% of Net Assets)

Top 10 Equity Holdings(1) (Unaudited)
As of June 30, 2020
(% of Net Assets)

Sprott Physical Silver Trust	3.82%
Amdocs, Ltd.	3.52%
Crawford & Company, Class A & B	2.93%
Protective Insurance Corporation	2.40%
Sykes Enterprises, Inc.	2.36%
Osisko Gold Royalties, Ltd.	1.79%
Kelly Services, Inc., Class A	1.44%
Natural Gas Services Group	1.20%
Gencor Industries, Inc.	1.19%
A-Mark Precious Metals, Inc.	1.09%

(1)	Fund Holdings and Sector Allocations are subject to change at any time and are not recommendations to buy or sell any security.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited)
June 30, 2020

	Shares	Value
COMMON STOCKS – 27.55%

Agencies, Brokerages, and
Other Insurance Related Activities – 2.93%
Crawford & Company, Class A	5,200	$41,028
Crawford & Company, Class B	37,241	261,804
		302,832
Agriculture, Construction, and Mining Machinery – 1.19%
Gencor Industries, Inc. (a)	9,751	123,253

Clothing Stores – 0.45%
Carter’s, Inc.	578	46,645

Computer Systems Design Services – 5.88%
Amdocs Ltd.	5,969	363,393
Sykes Enterprises, Inc. (a)	8,826	244,127
		607,520
Employment Services – 1.44%
Kelly Services, Inc., Class A	9,417	148,930

Footwear Manufacturing – 0.39%
Skechers U.S.A., Inc. (a)	1,267	39,758

Insurance Carriers – 2.40%
Protective Insurance Corporation	16,484	248,414

Metal Ore Mining – 1.79%
Osisko Gold Royalties Ltd.	18,468	184,680

Newspaper, Periodical, Book and Directory Publishers – 0.45%
Scholastic Corporation	1,558	46,646

Nondepository Credit Intermediation – 0.53%
EZCORP, Inc., Class A (a)	8,617	54,287

Oil and Gas Extraction – 1.00%
Bonanza Creek Energy, Inc. (a)	6,971	103,310

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2020

	Shares	Value
COMMON STOCKS – 27.55% (Continued)

Parking Garages, Automobile – 0.86%
SP Plus Corp. (a)	4,265	$88,328

Precious Metals Merchant Wholesalers – 1.09%
A-Mark Precious Metals, Inc. (a)	5,905	112,490

Securities and Commodities Contracts Intermediary – 3.82%
Sprott Physical Silver Trust (a)	59,643	394,240

Semiconductor and Other Electronic
Component Manufacturers – 0.65%
Benchmark Electronics, Inc.	3,106	67,090

Soap, Cleaning Compound, and Toilet Preparation – 0.48%
United-Guardian, Inc.	3,375	49,891

Support Activities for Mining – 2.20%
Helmerich & Payne, Inc.	5,270	102,818
Natural Gas Services Group, Inc. (a)	19,792	124,096
		226,914
Total Common Stocks
(Cost $2,394,346)		2,845,228

SHORT TERM INVESTMENTS – 72.30%

MONEY MARKET FUND – 63.40%
First American Treasury Obligations Fund, Class X, 0.08% (b)
Total Money Market Fund	6,548,961	6,548,961

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2020

	Principal
	Amount	Value
SHORT TERM INVESTMENTS – 72.30% (Continued)

U.S. TREASURY BILL – 8.90%
Maturity Date: 8/6/2020, Yield to Maturity 1.54%
Total U.S. Treasury Bill	$920,000	$919,892
Total Short Term Investments
(Cost $7,467,563)		7,468,853

Total Investments
(Cost $9,861,909) – 99.85%		10,314,081
Other Assets in Excess of Liabilities – 0.15%		15,716
Total Net Assets – 100.00%		$10,329,797

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of June 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2020

ASSETS:
Investments, at value (Cost $9,861,909)	$10,314,081
Receivable for investments sold	17,718
Receivable from Adviser	12,262
Dividends and interest receivable	3,461
Receivable for Fund shares sold	1,000
Prepaid expenses and other receivables	24,134
Total assets	10,372,656

LIABILITIES:
Payable for fund administration and fund accounting fees	16,320
Payable for audit fees	8,951
Distribution fees payable	6,690
Payable for transfer agent fees and expenses	4,746
Payable for compliance fees	1,967
Payable for trustee fees	267
Accrued expenses and other liabilities	3,918
Total liabilities	42,859

NET ASSETS	$10,329,797

NET ASSETS CONSIST OF:
Paid-in capital	$9,460,747
Total distributable earnings	869,050
Total net assets	$10,329,797

Investor Class
Net assets	$10,329,797
Shares issued and outstanding(1)	918,820
Net asset value, and offering price per share	$11.24

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2020

INVESTMENT INCOME:
Interest	$23,124
Dividend income	15,944
Total investment income	39,068

EXPENSES:
Fund administration and accounting fees (See Note 3)	46,692
Investment advisory fees (See Note 3)	29,585
Transfer agent fees (See Note 3)	16,338
Federal and state registration fees	9,844
Legal Fees	9,356
Audit Fees	8,951
Distribution fees (See Note 5)	8,218
Compliance fees (See Note 3)	5,967
Trustees’ fees (See Note 3)	5,949
Reports to shareholders	4,290
Custodian fees (See Note 3)	2,839
Sub-transfer agent fees (See Note 2)	447
Other	3,530
Total expense before reimbursement	152,006
Less: Expense reimbursement by Adviser (See Note 3)	(110,915)
Net expenses	41,091
NET INVESTMENT LOSS	(2,023)

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	420,168
Net change in unrealized appreciation on investments	433,537
Net realized and change in unrealized gain on investments	853,705
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$851,682

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2020	Period Ended
	(Unaudited)	December 31, 2019(1)
OPERATIONS:
Net investment income (loss)	$(2,023)	$19,055
Net realized gain on investments	420,168	12,603
Change in unrealized appreciation on investments	433,537	18,639
Net increase in net assets resulting from operations	851,682	50,297

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	—	(32,929)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	4,826,344	4,634,403

NET INCREASE IN NET ASSETS	5,678,026	4,651,771

NET ASSETS:
Beginning of period	4,651,771	—
End of period	$10,329,797	$4,651,771

(1)	Inception date of the Fund was May 1, 2019.
(2)	A summary of capital shares is as follows:

	For the Six Months Ended
	June 30, 2020		For the Period Ended
	(Unaudited)		December 31, 2019
SHARE TRANSACTIONS:
Investor Class	Shares	Amount	Shares	Amount
Issued	504,307	$5,304,363	460,507	$4,618,308
Issued to holders in reinvestment of dividends	—	—	3,109	31,280
Redeemed	(47,595)	(478,019)	(1,508)	(15,185)
Net increase in shares outstanding	456,712	$4,826,344	462,108	$4,634,403

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Financial Highlights

	For the
	Six Months Ended	For the
	June 30, 2020	Period Ended
	(Unaudited)	December 31, 2019(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of period	$10.07	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	—	0.05
Net realized and unrealized gain on investments	1.17	0.09
Total from investment operations	1.17	0.14

LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.04)
From net realized gains	—	(0.03)
Total distributions	—	(0.07)
Net asset value, end of period	$11.24	$10.07

TOTAL RETURN(4)	11.62%	1.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,330	$4,652
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	4.62%	7.25%
After expense reimbursement(5)	1.25%	1.25%
Ratio of net investment income to average net assets	(0.06)%	0.79%
Portfolio turnover rate(4)(6)	141%	128%

(1)	Inception date of the Fund was May 1, 2019.
(2)	For an Investor share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited)
June 30, 2020

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Palm Valley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers a single share class, an Investor Class. The Investor Class does not have front end sales loads or deferred sales charges; however, it has a 1.00% redemption fee on shares held 60 days or less and is subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$2,845,228	$—	$—	$2,845,228
Short Term Investments	6,548,961	919,892	—	7,468,853
	$9,394,189	$919,892	$—	$10,314,081

(1)	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the period ended June 30, 2020, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

E.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed up to 0.25% of average daily net assets of Investor Class shares (See Note 5).

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

I.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees – Investor Class (see Note 5), shareholder servicing fees, acquired fund fees and expenses, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three-year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within two

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2022	$144,398
12/31/2023	$110,915

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2020, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board has approved a new Distribution Agreement to allow Quasar to continue serving as the Fund’s distributor.  A Trustee of the Trust is affiliated with Fund Services and the Custodian.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

As of December 31, 2019, the Fund’s most recently completed fiscal year end, the components of distributable earnings on a tax basis were:

Tax cost of Investments*	$4,662,294
Gross unrealized appreciation	$33,383
Gross unrealized depreciation	(18,468)
Net unrealized appreciation	14,915
Undistributed ordinary income	2,453
Undistributed long-term capital gains	—
Other accumulated gains/(losses)	—
Total distributable earnings	$17,368

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

There were no distributions made by the Fund for the period ended June 30, 2020.

The tax character of distributions paid for the period ended December 31, 2019, were as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2019	$32,929	$ —	$32,929

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31.  For the taxable year ended December 31, 2019, the Fund did not defer any qualified late year losses.

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate up to 0.25% of average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the period ended June 30, 2020, the Investor Class incurred expenses of $8,218 pursuant to the Plan.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2020, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	4,271,374	2,625,980

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2020, two accounts held 54.50% of the outstanding shares of the Fund. As of June 30, 2020, affiliates of the Advisor held 37.22% of the Fund.

8.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, and industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value of liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9.  SUBSEQUENT EVENTS

In meeting of the Board of the Trust on July 8, 2020, the Board accepted the resignation of Dana L. Armour, Interested Trustee of the Trust, effective July 8, 2020.  During the July 8, 2020, meeting of the Board, the Trust Governance and Nominating Committee appointed Jeanine M. Bajczyk as Interested Trustee to replace Ms. Armour for an indefinite term effective immediately.  Ms. Bajczyk currently serves as Senior Vice President of U. S. Bancorp Fund Services, LLC, where she oversees the Regulatory Administration group and Blue-Sky department.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
June 30, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street NW
Washington, DC 20036

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-224-7256 (PALM).

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    September 3, 2020

By (Signature and Title)      /s/Cullen Small
Cullen Small, Treasurer

Date    September 3, 2020